Form 8-K
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Date of Report
                                  May 30, 2007


                                    BAB, Inc.
                 (Name of small business issuer in its charter)


        Delaware                        0-31555                36-4389547
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)        file number        Identification Number)


               500 Lake Cook Road, Suite 475, Deerfield, IL 60015
              (Address of principal executive offices) (Zip Code)


                    Issuer's telephone number (847) 948-7520



|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01.      Changes in Registrant's Certifying Accountant.

1. On May 23, 2007, BAB, Inc. ("Company") dismissed McGladrey & Pullen, LLP as its independent registered public accounting firm. This action was approved by the Company's Board of Directors.

2. The audit report of McGladrey & Pullen, LLP on the consolidated financial statements of BAB, Inc. and Subsidiaries as of and for the year ended November 30, 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

3. On May 23, 2007, the Company engaged Frank L. Sassetti & Co. to be its independent registered public accounting firm. The Company's engagement of Frank
L. Sassetti & Co. was recommended by the Audit Committee and approved by the Company's Board of Directors.

4. In connection with the audit of the Company's consolidated financial statements for the fiscal year ended November 30, 2006, and through the date of this Current Report, there were: (1) no disagreements between the Company and McGladrey & Pullen, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused McGladrey & Pullen, LLP to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

5. The Company has provided McGladrey & Pullen, LLP a copy of the disclosures in this Form 8-K and has requested that McGladrey & Pullen, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not McGladrey & Pullen, LLP agrees with the Company's statements in this Item
4.01. A copy of the letter dated May 30, 2007 furnished by McGladrey & Pullen, LLP in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.      Financial Statements and Exhibits

        (a)     Exhibits

                The following exhibit is furnished with this report on Form 8-K.

                16.1 Accountant's Response to Form 8-K Disclosures dated May 30, 2007




Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BAB, Inc.
                                       (Registrant)

                                By:    /s/ Michael W. Evans
                                       --------------------
                                       Michael W. Evans, Chief Executive Officer


Date: May 30, 2007

                                Index to Exhibits

Exhibit Number          Description
--------------          -----------

     16.1               Accountant's Response to Form 8-K Disclosures dated
                        May 30, 2007